UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2008
HARRIS STRATEX NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address of principal executive offices:	637 Davis Drive, Morrisville, NC 27560

Registrant’s telephone number, including area code:	(919) 767- 3250
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
The 2008 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) will be held on November 20, 2008 at the Company’s offices located at 120 Rose Orchard Way, San Jose, California commencing at 3:30 p.m., local time. Stockholders of record as of September 22, 2008 shall be entitled to vote at such Annual Meeting. Pursuant to Article II, Section 13 of the Company’s Amended and Restated Bylaws, for business to be properly brought before the Annual Meeting by a stockholder, the stockholder must give timely notice thereof in writing to the secretary no later than the close of business on the tenth day following the day on which the Company disclosed the date of the Annual Meeting.
The information in this report is being furnished pursuant to Item 8.01 “Other Events”, not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HARRIS STRATEX NETWORKS, INC.
Date: September 12, 2008	By:	/s/ Juan Otero
		Name:	Juan Otero
Vice President, General Counsel and Secretary